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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 OCTOBER 3, 2001
                                 ---------------


                                RAILAMERICA, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)



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
          DELAWARE                      0-20618               65-0328006
          --------                      -------               ----------
(State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)               File Number)         Identification No.)
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         5300 BROKEN SOUND BLVD., N.W., BOCA RATON, FLORIDA       33487
         --------------------------------------------------       -----
               (Address of principal executive offices)         (Zip Code)



        Registrant's telephone number, including area code (561) 994-6015
                                                           --------------


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ITEM 5. OTHER EVENTS.

       On October 3, 2001, RailAmerica's Senior Vice President and Chief Financial Officer, Bennett Marks, made a presentation via live audio webcast at Deutsche Banc Alex Brown's Global High Yield Conference. Attached as exhibits to this Current Report on Form 8-K are the press release issued by RailAmerica in connection with Mr. Marks' remarks and the text of the slides used in Mr. Marks' presentation.

       Except for historical information, matters discussed in the attached press release and presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements about future financial and operating results of RailAmerica, Inc. The following factors could cause actual results to differ materially, including but not limited to, increases in fuel costs, foreign currency fluctuations, failure to successfully integrate future acquisitions, failure to service debt, failure to successfully market and sell non-core, non-strategic properties and assets, failure to accomplish new marketing initiatives, future economic conditions, customer demand, increased competition and other factors discussed in RailAmerica's other filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release and presentation. RailAmerica, Inc. undertakes no obligation to publicly release any revision to these forward-looking statements to reflect events or circumstances after the date of this press release and presentation.



ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

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
       EXHIBIT
        NUMBER                        DESCRIPTION
      ---------   -------------------------------------------------------------

        99.1 Press release, dated October 2, 2001, announcing the presentation.

        99.2 RailAmerica slide presentation at the Deutsche Banc Alex Brown Global High Yield Conference, October 3, 2001.
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                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           RAILAMERICA, INC.




Date  October 11, 2001                     /s/ Bennett Marks
----------------------                     -------------------------------------
                                           Bennett Marks, Senior Vice President
                                           And Chief Financial Officer